Exhibit 99.1

CommerceHub to Acquire ChannelAdvisor for $23.10 per share

Latham, NY & Research Triangle Park, NC – September 6, 2022 – CommerceHub, an industry-leading commerce network connecting supply, demand and delivery for the world’s leading retailers and brands, and ChannelAdvisor Corporation (NYSE: ECOM), a leading provider of cloud-based e-commerce solutions that enable brands and retailers to increase global sales, today announced they have entered into a definitive agreement for CommerceHub to acquire the outstanding shares of ChannelAdvisor in a transaction led by global software investor and current shareholder of CommerceHub, Insight Partners. Under the terms of the agreement, ChannelAdvisor stockholders will receive $23.10 per share in cash, representing a premium of approximately 57% over the company’s closing stock price on September 2, 2022, the last full trading day prior to this announcement. The boards of directors of both companies have unanimously approved the transaction.

The complementary combination of CommerceHub and ChannelAdvisor expands capabilities for brands and retailers:

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Brands will be able to manage their public and private marketplaces alongside their retailer connections with a single vendor, improving efficiency by unifying first-party, dropship, and third-party integrations.

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Retailers will be able to access an even larger pool of brands, with over 18,000 customers transacting more than $50 billion in gross merchandise value (GMV) and more than $500 million in digital marketing and retail media ad spend annually across the combined network.

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Companies across the network will be able to save on delivery costs and improve delivery experiences with Delivery Suite, and improve their consumer experience with Shoppable Media and Brand Analytics.

“CommerceHub and ChannelAdvisor have both established themselves as leading solutions for different segments of online retailers and brands. By coming together, we can provide an even broader network, enabling our combined customers to grow their businesses by discovering new products, new brands, and new channels,” said Bryan Dove, CEO, CommerceHub.

“This is a tremendous opportunity for our customers, for our team members and our shareholders. This transaction positions the combined company to accelerate innovation and help shape the future of commerce,” said David Spitz, CEO, ChannelAdvisor.

Investors that participated in this transaction include Insight Partners, GTCR, Sycamore Partners, and Goldman Sachs Asset Management. Financing for the transaction is being provided by Sixth Street and Golub Capital LLC (the “Financing Sources”).

The proposed transaction is not subject to a financing condition and is expected to close in 2022. The transaction is subject to customary closing conditions, including receipt of regulatory approvals and approval by ChannelAdvisor’s stockholders. The companies will operate independently until the proposed transaction is finalized.

Upon completion of the transaction, ChannelAdvisor will become a privately held company and shares of ChannelAdvisor common stock will no longer be listed on any public market.

Advisors

Baird is serving as financial advisor to ChannelAdvisor and Cooley LLP is acting as legal counsel to ChannelAdvisor.

Stifel and District Capital Partners are serving as financial advisors to CommerceHub. Willkie Farr & Gallagher LLP is acting as legal advisor to CommerceHub and Paul, Weiss, Rifkind, Wharton & Garrison LLP are acting as debt financing legal advisor to CommerceHub. Kirkland & Ellis LLP served as legal advisor to GTCR and Sycamore Partners and Simpson Thacher & Barlett LLP served as legal advisor to Goldman Sachs Asset Management.

Latham & Watkins LLP are acting as legal advisors to the Financing Sources.

About CommerceHub

CommerceHub is a Software as a Service (SaaS) provider with a commerce network connecting the world’s leading retailers and brands with drop ship, marketplace, and delivery solutions. Since 1997, CommerceHub has helped the largest retailers expand their online businesses to expand selection, meet consumer demand, and improve margins. For more information visit www. commercehub.com.

About ChannelAdvisor

ChannelAdvisor (NYSE: ECOM) is a leading multi channel commerce platform whose mission is to connect and optimize the world’s commerce. For over two decades, ChannelAdvisor has helped brands and retailers worldwide improve their online performance by expanding sales channels, connecting with consumers across the entire buying cycle, optimizing their operations for peak performance, and providing actionable analytics to improve competitiveness. Thousands of customers depend on ChannelAdvisor to securely power their e-commerce operations on channels such as Amazon, eBay, Google, Facebook, Walmart, and hundreds more. For more information, visit www.channeladvisor.com.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving ChannelAdvisor and CommerceHub, Inc. In connection with the proposed transaction, ChannelAdvisor will be filing documents with the SEC, including preliminary and definitive proxy statements relating to and describing the proposed transaction. The definitive proxy statement will be mailed to ChannelAdvisor stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on ChannelAdvisor’s website at www.channeladvisor.com or by contacting ChannelAdvisor Investor Relations at (919) 228-4817.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. ChannelAdvisor and its respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from ChannelAdvisor stockholders in connection with the proposed transaction. Information about ChannelAdvisor’s directors, executive officers and employees in the proposed transaction will be included in the proxy statements described above. Additional information regarding these individuals is set forth in ChannelAdvisor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the definitive proxy statement on Schedule 14A for ChannelAdvisor’s most recent Annual Meeting of Stockholders held on May 13, 2022, and ChannelAdvisor’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022. To the extent ChannelAdvisor’s directors and executive officers or their holdings of ChannelAdvisor securities have changed from the amounts disclosed in those filings, to ChannelAdvisor’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at ChannelAdvisor’s website at www.ChannelAdvisor.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the proposed transaction. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. ChannelAdvisor’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed transaction, satisfaction of closing conditions precedent to the consummation of the proposed transaction, potential delays in consummating the proposed transaction, the ability of ChannelAdvisor to timely and successfully achieve the anticipated benefits of the transaction and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in ChannelAdvisor’s most recent filings with the SEC, including ChannelAdvisor’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. ChannelAdvisor assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

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